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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                             ----------------------

        Date of Report (Date of earliest event reported):  June 6, 1996


                            SPRINGS INDUSTRIES, INC.

               (Exact name of registrant as specified in charter)


South Carolina                      1-5315                      57-0252730

(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


205 North White Street, Fort Mill, SC                                29715
(Address of principal executive offices)                           (Zip Code)


                                 (803) 547-1500
              (Registrant's telephone number, including area code)

                                  Page 1 of 8
                       The Index to Exhibits is on Page 4
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Item 5.  Other Events

         Springs Industries, Inc., a South Carolina corporation ("Springs"), hereby files three news releases dated June 6, 1996, June 18, 1996, and June 28, 1996, copies of which are attached as exhibits hereto and incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)     Exhibits

                 99    Additional Exhibits

                       99.1   News release issued by Springs on June 6, 1996.

                       99.2   News release issued by Springs on June 18, 1996.

                       99.3   News release issued by Springs on June 28, 1996.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, Springs has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SPRINGS INDUSTRIES, INC.


                                        By:   /s/James F. Zahrn
                                              ----------------------------------
                                              James F. Zahrn
                                              Senior Vice President and
                                                Chief Financial Officer

Dated:  July 8, 1996





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                                 EXHIBIT INDEX



Exhibit                                                                   Page
- -------                                                                   ----
99      Additional Exhibits

        99.1     News Release issued by Springs on June 6, 1996.            5

        99.2     News Release issued by Springs on June 18, 1996.           6

        99.3     News Release issued by Springs on June 28, 1996.           7





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